Joint Filer Information

Name of Joint Filer:	THL Equity Advisors VI, LLC

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner and Director (See Note (A) below)

Issuer Name and Ticker or Trading Symbol:	MoneyGram International, Inc. (MGI )

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2011

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS VI, LLC

By: THOMAS H. LEE PARTNERS, L.P., its sole member
By: THOMAS H. LEE ADVISORS, LLC, its general partner

By: /s/ Charles Holden
Name: Charles Holden
Title: Managing Director

Dated: December 22, 2011

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner and Director (See Note (A) below)

Issuer Name and Ticker or Trading Symbol:	MoneyGram International, Inc. (MGI )

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2011

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC, its general partner
By: THOMAS H. LEE PARTNERS, L.P., its sole member
By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:       /s/ Charles Holden
      Name:  Charles Holden
      Title:  Managing Director

Dated: December 22, 2011

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner and Director (See Note (A) below)

Issuer Name and Ticker or Trading Symbol:	MoneyGram International, Inc. (MGI )

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2011

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC, its general partner
By: THOMAS H. LEE PARTNERS, L.P., its sole member
By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:       /s/ Charles Holden
      Name:  Charles Holden
      Title:  Managing Director

Dated: December 22, 2011